SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

May 28, 2010 (May 27, 2010)
Date of Report (Date of earliest event reported)

CLIFF ROCK RESOURCES CORP.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-52090 (Commission File No.)	98-0459440 (IRS Employer Identification No.)

L1, 414 Scarborough Beach Road, Osborne Park, WA, Australia (Address of principal executive offices)	6017 (Zip Code)

Registrant’s telephone number, including area code: +61-8-938-80344

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K of Cliff Rock Resources Corp., a Nevada Corporation (the “Company”), as well as other filings with the Securities and Exchange Commission (“SEC”) and the Company’s press releases contain statements relating to future results, plans, assumptions, assessments and information, including certain projections and business trends, that constitute “Forward-Looking Statements”  within the meaning of the Private Securities Litigation Reform Act of 1995.

Forward-looking statements include statements concerning plans, objectives, goals, strategies, expectations, future events or performance and underlying assumptions and other statements that are other than statements of historical facts. Certain statements contained herein are forward-looking statements and, accordingly, involve risks and uncertainties that could cause actual results or outcomes to differ materially from those expressed in such forward-looking statements, including, without limitation, risks related to our business and risks associated with our securities. The Company’s expectations, beliefs and projections are expressed in good faith and are believed by the Company to have a reasonable basis, including without limitations, management’s examination of historical operating trends, and data contained in the Company’s records and other data available from third parties.  There can be no assurance that management’s expectations, beliefs or projections will be achieved or accomplished. Certain risks and uncertainties may cause actual results to be materially different from projected results contained in forward-looking statements in this Current Report and in other disclosures.  The Company’s future results will depend upon various other risks and uncertainties, including, but not limited to, those detailed in the Company’s other filings with the SEC. Actual results may differ materially from those expressed or implied by forward-looking statements. The Company disclaims any obligation to revise any forward-looking statements to reflect the occurrence, or lack thereof, of events or circumstances after the date such forward-looking statements were made, except as required by law.

Explanatory Note

                Under the Exchange Agreement, as described more fully below, Cliff Rock Resources Corp. (“Cliff Rock”) became the ultimate parent company of Virtual Medical Centre, Limited, an Australian corporation (“VMC”). Under the terms of the Exchange Agreement, the Company will file a Certificate of Amendment to change its name to “Virtual Medical Centre, Inc.” (“VMC, Inc.”) and to increase its authorized capital from 100,000,000 shares of common stock, par value $0.001 to 200,000,000 shares of common stock, par value $0.001.

                Unless otherwise provided in this Current Report on Form 8-K, all references in this Current Report to “we,” “us,” “Company,” “our,” “VMC, Inc.,” or the “Registrant” refer to the combined entity, together with its wholly-owned subsidiary, VMC. Unless otherwise indicated in this Current Report, all references in this Current Report to the Company’s Board of Directors shall refer to the Board of Directors of VMC, Inc., which was appointed in conjunction with the closing of the Exchange Agreement. The business operations of VMC, Inc. following the transaction consist of those of its subsidiary, VMC.

Item 1.01	Entry Into a Material Definitive Agreement

On May 27, 2010 (the “Closing Date”), Cliff Rock Resources Corp., a Nevada Corporation entered into an Exchange Agreement (the “Exchange Agreement”) with Virtual Medical Centre Limited, an Australian corporation, and a Share Sale Agreement (the “Share Sale Agreement”) with each of the shareholders and option holders of VMC, pursuant to which the Company acquired all of the issued and outstanding ordinary shares (“VMC Shares”) and options (“VMC Options”) of VMC.  Prior to entering into the Exchange Agreement, there was no relationship between the Company or its affiliates and VMC, other than in respect of the Exchange Agreement and the transactions contemplated thereby.

The Exchange Agreement is discussed in more detail in Item 2.01 below, which information is hereby incorporated by reference into this Item 1.01.  The description of the Exchange Agreement in this Current Report is qualified in its entirety by reference to the full text of the Exchange Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report, and which is hereby incorporated by reference into this Item 1.01.

Item 2.01	Completion or Acquisition or Disposition of Assets

On the Closing Date, the Company and VMC entered into the Exchange Agreement pursuant to which, the shareholders of VMC (the “VMC Shareholders”) were issued an aggregate of 71,471,764 shares of common stock of the Company (the “Cliff Rock Shares”) in exchange for all of the issued and outstanding VMC Shares, or approximately 1.16 Cliff Rock Shares for every VMC share held by the VMC Shareholders (the “Share Exchange”).  In addition, the Company entered into a Share Sale Agreement with each of the VMC Shareholders setting forth the terms of the Share Exchange and further providing for the exchange of all VMC Options held by certain VMC Shareholders for options to purchase Cliff Rock Shares.  The options to purchase Cliff Rock Shares shall be exercisable upon the same terms as the VMC Options.

The Exchange Agreement further provided that after the Closing Date, after the closing date, the Company will use all reasonable efforts to raise up to AU$6,000,000, either through the issuance of equity, convertible securities or debt, or a combination thereof, at a purchase price of not less that AU$0.30 per share (the “Minimum Purchase Price”).

In order to mitigate the effects of future financings, Wayne Hughes, VMC’s Chief Executive Officer, Thomas Maher, VMC’s Chief Operating Officer and Andrew Dean, a director of VMC (collectively, the “VMC Directors and Officers”) agreed that an aggregate of 20,000,000 shares of common stock of Cliff Rock to be issued to them under the Share Exchange would be placed in escrow (the “Escrow Shares”) for a period of three (3) years from the Closing Date, in accordance with the terms of an escrow agreement (the “Escrow Agreement’).  Under the Escrow Agreement, one-sixth (1/6) of the Escrow Shares are to be released to the VMC Officers and Directors, on a pro-rata basis, for every AU$1,000,000 in financing raised by the Company at a price per share equal to or greater than the Minimum Purchase Price (the “Financing Release”).  If the Company consummates one or more financing transactions at a price per share that is less than the Minimum Purchase Price, the Escrow Shares shall be released to the Company for cancellation at the following rate:

X = Y - (A)(Y)
  B

Where:
X =	the number of Escrow Shares to be released for cancellation by the Company.

Y =     the number of shares of Cliff Rock Shares (and/or Cliff Rock Shares acquirable upon exercise or conversion of securities issued in the financing.)

A =     the price per share of Cliff Rock Shares (and/or Cliff Rock Shares acquirable upon exercise or conversion of securities issued in the financings) issued in the financing.

B =      Minimum Purchase Price.

After three years from the closing date, any remaining Escrow Shares, after giving effect to the Financing Release and the cancellation of Escrow Shares as set forth above, shall be released to the VMC Officers and Directors.

The Exchange Agreement and the Share Sale Agreement further provided that the VMC Shareholders agree that the Cliff Rock Shares issued pursuant to the Share Exchange will be subject to a six (6) month voluntary lock up commencing on the execution of the Exchange Agreement and the execution and delivery of the Share Sale Agreement.

Prior to the Closing Date, the Company cancelled 32,500,000 shares of its common stock.  As a result, on the Closing Date, 84,253,764 Cliff Rock Shares were issued and outstanding, including the issuance of 71,471,764 Cliff Rock Shares in connection with the Exchange Agreement. Our current authorized capitalization consists of 100,000,000 shares of common stock, $0.001 par value.  However, pursuant to the terms of the Exchange Agreement, the Company will file a Certificate of Amendment to increase our authorized capitalization to 200,000,000 shares of common stock, par value $0.001.

As of the Closing Date, the former VMC Shareholders hold approximately 84.8% of the issued and outstanding Cliff Rock Shares.  The issuance of the 71,471,764 Cliff Rock Shares was deemed to be a reverse acquisition for accounting purposes, by the Company of VMC, as VMC will control the post–exchange company.  Accordingly, VMC, the accounting acquirer entity, is regarded as the predecessor entity as of May 27, 2010.

Under the Exchange Agreement, VMC will become a wholly owned subsidiary of the Company, and VMC will continue to own its assets and operate its business as a wholly-owned subsidiary of the Company.

For accounting purposes, we will account for the assets and liabilities of the Company and VMC on a consolidated basis at their historical cost, with VMC being the acquirer for accounting purposes, as presented in Exhibit 99.1.3 (Pro Forma Condensed Combined Unaudited Financial Statements).

We will continue to file annual and quarterly reports based upon the fiscal year-end of VMC, the accounting acquirer, which is June 30.

FORM 10 INFORMATION

THE BUSINESS

Corporate Overview

We were incorporated on February 4, 2005 under the laws of the state of Nevada with the intention of acquiring mineral exploration projects.  We intended to conduct mineral exploration activities on our IQUE Claim, located on Vancouver Island, British Columbia, in order to assess whether it possesses commercially exploitable reserves of copper, gold or other metals. We have not identified any commercially exploitable reserves of these minerals on the IQUE Claim. We are an exploration stage company and there is no assurance that a commercially viable mineral deposit exists on the IQUE Claim. At this time we are uncertain of the number of mineral exploration phases we will have to conduct before concluding that there are, or are not, commercially viable minerals on the IQUE Claim.

On May 27, 2010, we entered into the Exchange Agreement, as described above.  In accordance with the terms of the Exchange Agreement, we issued 71,471,764 Cliff Rock Shares, to the VMC Shareholders, which constitutes approximately 84.8% of the post-exchange issued and outstanding Cliff Rock Shares.

The issuance of the 71,471,764 Cliff Rock Shares to the VMC Shareholders was deemed to be a reverse acquisition for accounting purposes, by the Company of VMC, as VMC will become a wholly-owned subsidiary of the Company. Accordingly, VMC, as the accounting acquirer entity, is regarded as the predecessor entity as of the Closing Date.

Following the execution of the Exchange Agreement, the address of our principal executive offices is L1, 414 Scarborough Beach Road, Osborne Park, WA 6017, AUS, POST PO Box 1173, Osborne Park , WA 6916, AUS.   Our telephone number is +61-8-93880344 and our facsimile number is +61-8-93880611.

Our common stock is quoted on the Over-the-Counter Bulletin Board under the symbol “CLFR.”  However, under the terms of the Exchange Agreement, the Company will proceed to change its corporate name to Virtual Medical Centre, Inc.

Corporate History of VMC

Virtual Medical Centre Limited (“VMC”) is a corporation organized under the laws of Australia on August 28, 2001.

Current Business of our Company

As of May 27, 2010, we, through our wholly-owned subsidiary, VMC, commenced the business of providing free medical information to the general public and health professionals using our health portal, which was initially developed by a cancer specialist to provide much needed information to his patients and has been expanded to most medical disciplines. VMC has established more than 1,000 Australian medical specialists who regularly contribute and provide content quality control. Currently, VMC has approximately 10,000 members from the medical profession, which represents approximately 25% of all medical professionals in Australia. VMC generates revenue through online advertising of prescription medicines (strictly to doctors) and non-prescription health products to consumers by large multinational pharmaceutical companies and other high profile health related advertisers. Additional revenue is also derived from the provision of content to a leading online publisher - Telstra BigPond.

Patents and Trademarks

None.

Competition

There are several other businesses that offer similar products and services as VMC, such as Nine MSN Health and MyDr, both of which operate in Australia

Nine MSN Health is an Australian joint venture between Microsoft and PBL Media. It effectively acts as the website for both the Nine Network and MSN.  It provides health and wellness news to all users of MSN and is the default homepage for Internet Explorer 6 users in Australia.

MyDr is an Australian healthcare website intended to provide Australian consumers with a health information resource in Australia. It is a project of the MIMS Consumer Health Group, a division of the global healthcare publishing company, UBM Medica.

Within the United States, WebMD is deemed to be VMC’s largest competitor.  WebMD has generated revenues exceeding US$1 Billion and has a market capitalization of over AUD$2 Billion.  In addition, we compete with other companies that are larger and have substantially more capital resources than us.

Despite the competition, VMC is of the belief that it is the premier provider of online health services, mainly because of its Editorial Advisory Board which is comprised of over 1,000 Australian medical specialists and a professional membership base consisting of more than 35% of all Australian doctors.

Employees

                As of the Closing Date, we had 8 full-time employees and 6 part-time employees. None of our employees are represented by a union. We believe that our relationship with all of our employees is good.

Regulatory Approvals Required

None.

REPORTS TO SECURITY HOLDERS

We are required to file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission and our filings are available to the public over the internet at the Securities and Exchange Commission’s website at http://www.sec.gov. The public may read and copy any materials filed by us with the Securities and Exchange Commission at the Securities and Exchange Commission’s Public Reference Room at 100 F Street N.E. Washington D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the Securities and Exchange Commission at 1-800-732-0330. The SEC also maintains an Internet site that contains reports, proxy and formation statements, and other information regarding issuers that file electronically with the SEC, at http://www.sec.gov.

A copy of any public filing is also available, at no charge, by contacting us at telephone no. +61-8-93880344.

RISK FACTORS

You should carefully consider the risks described below together with all of the other information included in this Current Report before making an investment decision with regard to our securities. The statements contained in or incorporated into this Current Report that are not historic facts are forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by forward-looking statements. If any of the following risks actually occurs, our business, financial condition or results of operations could be harmed. In that case, the trading price of our common stock could decline.

Risks Relating to Our Business

Our success depends on our management team, the loss of any of whom could disrupt our business operations.

We believe that our continued success will depend to a significant extent upon the efforts and abilities of our management team, particularly our CEO, Wayne Hughes, our CFO, Stuart Usher and our COO, Thomas Maher.  We cannot ensure that we will be able to retain the services of such officers and our failure to retain them could adversely affect our operations.  We do not currently carry key-man life insurance on any of our executive officers.

If our products and services do not achieve market acceptance, our business will be materially and adversely affected.

Our success will depend upon widespread market acceptance of our product and any future products and services which we may offer.  There can be no assurance as to the overall acceptance by our targeted customers of the product and services that we offer. There can be no assurance that the market for these products and/or services will develop or be sustained.

Our business may suffer if we are unable to establish and expand our brand recognition.

The establishment and expansion of our brand is critical to building our customer base and successfully implementing our business strategy.  There can be no assurance that the market will positively accept our services, products, or brand.  The establishment and enhancement of our brand will also depend, in part, on our success in creating a user-friendly experience.  There can be no assurance that we will be successful in achieving this goal.  If customers who use our products and services do not perceive our existing products and services to be of high quality or if we modify or alter our brand image, introduce new services or enter into new business ventures that are not favorably received, the value of our brand could be significantly diminished, thereby decreasing the attractiveness of the products and services that we offer.

We may experience capacity constraints and failures of our systems.

The performance of our servers and other technological systems is critical to our reputation and to the market acceptance of the products and services that we offer.  Any sustained or repeated system failures that cause interruption or increases in response times could reduce the attractiveness of our products and services.  An increase in users of our products and services could strain the capacity of the software and hardware that we use, including server and network capacity, which could lead to slower response times or even system failures, thereby adversely affect the market acceptance of our products and services.

Our operations are also dependent on our ability to protect our computer equipment and the information stored and maintained by it against damage by fire, power loss, telecommunications failures, unauthorized intrusions and other events.  The occurrence of any of these events could result in interruptions, delays or cessations in service to our customers.

We may not be able to manage our growth effectively.

The expansion necessary for us to fully exploit the market for our products and services requires an effective planning and management process.  Growth, if it occurs, will likely place a significant strain on our managerial, operational and financial resources.  To manage our growth, we must implement and improve our operational system and expand, train and manage our employee base.  There can be no assurance that our systems, procedures or controls will be adequate to support operations or that management will be able to achieve the expansion necessary to fully exploit the market for our products and services, and the failure to do so would have a material adverse effect on our business, operations and financial condition.

If we do not respond rapidly to technological changes or to changes in industry standards, our products and services could become obsolete.

The market for internet based products and services is characterized by rapid technological change and frequent introductions of new products and services.  We may be unable to respond quickly or effectively to these developments.  We may experience difficulties with software development, hardware design, manufacturing or marketing that could delay or prevent our development, introduction or marketing of new products and enhancements.  The introduction of new products and services by our competitors, the market acceptance of products and services based on new or alternative technologies or the emergence of new industry standards could render our existing or future products obsolete.  If our products and services become technologically obsolete, we may be unable to generate interest in our products and services and consequently, we may be unable to generate revenues, either through advertising or otherwise.

The use of the internet for commerce may be subject to further government regulation and other legal uncertainties.

As the use of the Internet for commerce evolves, Federal, state, local or foreign governments may adopt regulations covering issues such as user privacy, pricing, content and quality of products and services.  Although many of these regulations may not apply to our business directly, we expect that laws and regulations relating to products and services provided through the internet would have a direct or indirect effect upon our business.  It is possible that legislation could expose companies involved in Internet commerce to liability, which could limit the growth of the general use of the Internet.  If enacted, such laws, rules or regulations could limit the market for our products and services, which could have a material adverse effect on our business and operations.

We may not be able to obtain sufficient capital and may be forced to limit the scope of our operations or discontinue operations.

If adequate additional financing is not available when needed, we may not be able to undertake any planned operational expansions and as a result, we may have to modify our business plans accordingly, or may be required to discontinue our business operations. There is no assurance that additional financing will be available to us when needed, or if made available, that such will be on terms favorable to us.  Further, any future capital investments could dilute or otherwise materially and adversely affect the holdings or rights of our existing shareholders. In addition, new equity or convertible debt securities issued by us to obtain financing could have rights, preferences and privileges senior to those granted to existing shareholders.

We may not be able to meet the accelerated filing and internal control reporting requirements imposed by the Securities and Exchange Commission, resulting in a possible decline in the price of our common stock and our inability to obtain future financing.

As directed by Section 404 of the Sarbanes-Oxley Act, as amended by SEC Release No. 33-8934 on June 26, 2008, the Securities and Exchange Commission adopted rules requiring each public company to include a report of management on the company’s internal controls over financial reporting in its annual reports.  In addition, the independent registered public accounting firm auditing a company’s financial statements must also attest to and report on management’s assessment of the effectiveness of the company’s internal controls over financial reporting as well as the operating effectiveness of the company’s internal controls. Commencing with our annual report for fiscal year June 30, 2010, we will be required to include a report of management on its internal control over financial reporting.  The internal control report must include a statement

•	of management’s responsibility for establishing and maintaining adequate internal control over its financial reporting;
•	of management’s assessment of the effectiveness of its internal control over financial reporting as of year end; and
•	of the framework used by management to evaluate the effectiveness of our internal control over financial reporting.

Furthermore, in the following year, our independent registered public accounting firm is required to file a separate attestation report regarding our internal financial reporting controls stating whether it believes that we have maintained, in all material respects, effective internal controls over financial reporting.

While we expect to use significant resources in developing the necessary documentation and testing procedures required by Section 404 of the Sarbanes-Oxley Act, there is a risk that we may not be able to timely comply with all of the requirements imposed by this rule.  In the event that we are unable to receive a positive attestation from our independent registered public accounting firm with respect to our internal controls, investors and others may lose confidence in the reliability of our financial statements and our stock price, and consequently our ability to obtain equity or debt financing when needed, could suffer.

In addition, in the event that our independent registered public accounting firm is unable to rely on our internal controls in connection with its audit of our financial statements, and in the further event that it is unable to devise alternative procedures in order to satisfy itself as to the material accuracy of our financial statements and related disclosures, it is possible that we would be unable to file our Annual Report on Form 10-K with the Securities and Exchange Commission, which could also adversely affect the market price of our securities and our ability to secure additional financing as needed.

If we are not able to adequately protect our intellectual property, other parties may develop competing products and/or services that utilize our intellectual property.

At this time, we have not obtained any trademark or patent over our products.  We intend to obtain trademark and copyright law, patent law and trade secret protection for our products and services.  At this time, we intend to rely solely on confidentiality and/or license agreements with our employees, customers, partners and others to protect our intellectual property, however, no assurance can be made that third parties will not develop competing products that utilize our intellectual property.

In addition, there can be no assurance that other parties will not assert infringement claims against us.  Any such claims, with or without merit, could be time consuming to defend, result in costly litigation, divert management’s attention and resources or require us to enter into royalty or licensing agreements.  There can be no assurance that such licenses would be available on commercially reasonable terms, if at all, and the assertion or prosecution of any such claims could have a material adverse effect on our business, financial condition and operations.

Risks Associated with our Securities

Our securities are restricted securities with limited transferability

Our securities should be considered a long-term, illiquid investment. Our common stock has not been registered under the Securities Act of 1933 (the “Act”), and cannot be sold without registration under the Act or any exemption from registration. In addition, our common stock is not registered under any state securities laws that would permit their transfer. Because of these restrictions, a shareholder will likely find it difficult to liquidate an investment in our common stock.

We are subject to penny stock rules which will make the shares of our common stock more difficult to sell.

We are subject to the SEC’s “penny stock” rules since our shares of common stock sell below $5.00 per share. Penny stocks generally are equity securities with a per share price of less than $5.00. The penny stock rules require broker-dealers to deliver a standardized risk disclosure document prepared by the SEC which provides information about penny stocks and the nature and level of risks in the penny stock market. The broker-dealer must also provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker-dealer and its salesperson, and monthly account statements showing the market value of each penny stock held in the customer’s account. The bid and offer quotations, and the broker-dealer and salesperson compensation information must be given to the customer orally or in writing prior to completing the transaction and must be given to the customer in writing before or with the customer’s confirmation.

In addition, the penny stock rules require that prior to a transaction the broker dealer must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser's written agreement to the transaction. The penny stock rules are burdensome and may reduce purchases of any offerings and reduce the trading activity for shares of our common stock. As long as our shares of common stock are subject to the penny stock rules, the holders of such shares of common stock may find it more difficult to sell their securities.

Our shares of common stock are very thinly traded, and the price may not reflect our value and there can be no assurance that there will be an active market for our shares of common stock in the future,

Our shares of common stock are thinly traded. Due to the illiquidity, the market price may not accurately reflect the relative value of the Company. There can be no assurance that there will be an active market for our shares of common stock either now or in the future. Investors may not be able to liquidate their investment or liquidate it at a price that reflects the value of the business. If a more active market should develop, the price may be highly volatile. Because there may be a low price for our shares of common stock, many brokerage firms may not be willing to effect transactions in the securities. Even if an investor finds a broker willing to effect a transaction in the shares of our common stock, the combination of brokerage commissions, transfer fees, taxes, if any, and any other selling costs may exceed the selling price. Further, many lending institutions will not permit the use of such shares of common stock as collateral for a loans.

SELECTED FINANCIAL DATA

Not applicable.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
AND RESULTS OF OPERATIONS

Overview

You should read the following discussion of our financial condition and results of operations together with the audited and unaudited financial statements and the notes to the audited and unaudited financial statements included as Exhibit 99.1.1 and 99.1.2 in this Current Report.  This discussion contains forward-looking statements that involve risks and uncertainties. Our actual results could differ significantly from those projected in the forward-looking statements as a result of many factors.

Basis of Presentation of Financial Information

On May 27, 2010, we executed the Exchange Agreement with VMC. As a result, we abandoned our previous business and commenced the business conducted by VMC.  Because we are the successor business to VMC and because the operations and assets of VMC represent our entire business and operations as of the Closing Date of the Exchange Agreement, our management’s discussion and analysis and audited and unaudited financial statements are based on the consolidated financial results of post-merged VMC, Inc. for the relevant periods. VMC, Inc. will continue to report on a quarterly and year-end basis, with a fiscal year end of June 30.

The accompanying financial statements for the period ending March 31, 2010 have been prepared by the Company without audit.  In the opinion of management, all adjustments (which include only normal recurring adjustments) necessary to present fairly the financial position, results of operations, and cash flows at March 31, 2010, and for all periods presented herein, have been made.

Results of VMC’s Operations:

For the Nine Months Ended March 31, 2010 and 2009.

Revenues

For the nine month period ended March 31, 2010 and 2009, VMC generated US$619,102 and US$370,793 of revenue, respectively. The increase in revenue in 2009 resulted from an increase in sales attributable to the following changes in the market:

1.
Pharmaceutical companies have reacted to the global financing crisis by reducing the size of their sales forces due to the inherent cost of maintaining such sales force, allowing VMC to generate more revenues through advertisement on its website.

2.
Medicines Australia, the governing authority of the medical industry has introduced new limitations on how pharmaceutical companies may market and promote their products to the medical community.  These new regulations came into effect on January 1st 2010 and limit the use of what is known as “Brand Reminders” such as pens, USB keys, Post it Notes, Desk Top sets which have product names and logos placed on such items. As such, pharmaceutical companies have resorted to using mediums and platforms, such as that provided by VMC, for advertising purposes.

Operating Expenses

VMC’s consolidated operating expenses were US$1,647,784 and US$1,136,365 for the nine month period ended March 31, 2010 and 2009, respectively.  The increase in VMC’s expenses is primarily due to the costs incurred by VMC relating to the Exchange Agreement and capital raising activities undertaken by VMC.   In addition, VMC has incurred additional costs relating to the audit and the conversion of its financial statements into GAAP, in relation to the Exchange Agreement.

Loss from Operations

              Loss from operations was US$1,028,682 and US$765,572, respectively for the nine month period ended March 31, 2010 and 2009.   The increase in the Company’s losses from operations is due to the increase in the Company’s operation expenses, as set forth above.

For the Years Ended June 30, 2009 and 2008.

Revenues

For the fiscal years ended June 30, 2009 and 2008, VMC generated AUD$651,871 and AUD$634,134 of revenue, respectively. The increase in revenue for the fiscal year ended June 30, 2009 was due to an increase in advertising revenue during such year.

Operating Expenses

VMC’s consolidated operating expenses were AUD$ 1,828,642 and AUD$2,017,543 for the years ended June 30, 2009 and 2008.  The decrease in VMC’s expenses is primarily due to a reduction in VMC’s staff, a reduction in the hours of its remaining staff and a reduction in attendance at medical conferences and travel expenses.

Loss from Operations

Loss from operations was AUD$1,536,343 and AUD$1,621,224, respectively, for the years ended June 30, 2009 and 2008.  The decrease in the Company’s losses for the fiscal year ended June 30, 2009 was due to the decrease in the Company’s operating expenses during such period, as set forth above.

Liquidity and Capital Resources

Since its inception, VMC has funded its operations primarily through advertising revenue and private sales of its common stock.  As of March 31, 2010 VMC had revenues of US$325,987.

We require a minimum of approximately US$3,000,000 for the next twelve (12) months.  At present, we do not have sufficient resources to fund our current operations, pay our debts and other liabilities (including those assumed under the Exchange Agreement) and operate at our current levels for the next twelve months. Accordingly, we need to raise additional funds and in order to do so, the Company’s management intends to apply for research & development grants from the Australian government.  If such application is granted, the Company could potentially receive as much as US$300,000 to be used mainly for research and development.  However, no assurance can be given that such grant will be given to the Company.

In addition, the Company’s management anticipates, although no assurance can be given, that advertising revenue for the next twelve (12) months would be approximately US$1,000,000.  If our cash flow from operations is insufficient, we plan to finance operations with working capital and external financing. We believe that we will need additional funds in the near term to finance operations and meet revenue, profitability, growth, diversification and other strategic goals for the foreseeable future. We intend to procure financing in order to finance our operations, but no assurance can be given that such financing will be available, or if available, will be on terms favorable to us. If we are unable to secure the financing required, or if we do not meet anticipated future revenue goals, our management intends to take actions necessary to ensure the conservation of adequate cash to enable the Company to continue to finance its operations.

Significant Accounting Policies

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Recent Accounting Pronouncements

In May 2009, the FASB issued SFAS 165 (ASC 855-10) entitled “Subsequent Events”.  Companies are now required to disclose the date through which subsequent events have been evaluated by management. Public entities (as defined) must conduct the evaluation as of the date the financial statements are issued, and provide disclosure that such date was used for this evaluation. SFAS 165 (ASC 855-10) provides that financial statements are considered “issued” when they are widely distributed for general use and reliance in a form and format that complies with GAAP. SFAS 165 (ASC 855-10) is effective for interim and annual periods ending after June 15, 2009 and must be applied prospectively. The adoption of SFAS 165 (ASC 855-10) during the quarter ended September 30, 2009 did not have a significant effect on the Company’s financial statements as of that date or for the quarter or year-to-date period then ended. In connection with preparing the accompanying unaudited financial statements as of September 30, 2009 and for the quarter and nine month period ended September 30, 2009, management evaluated subsequent events through the date that such financial statements were issued (filed with the SEC).

In June 2009, the FASB issued SFAS 168, the FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles. (“SFAS 168” pr ASC 105-10) SFAS 168 (ASC 105-10) establishes the Codification as the sole source of authoritative accounting principles recognized by the FASB to be applied by all nongovernmental entities in the preparation of financial statements in conformity with GAAP. SFAS 168 (ASC 105-10) was prospectively effective for financial statements issued for fiscal years ending on or after September 15, 2009 and interim periods within those fiscal years. The adoption of SFAS 168 (ASC 105-10) on July 1, 2009 did not impact the Company’s results of operations or financial condition. The Codification did not change GAAP, however, it did change the way GAAP is organized and presented. As a result, these changes impact how companies reference GAAP in their financial statements and in their significant accounting policies. The Company implemented the Codification in this Report by providing references to the Codification topics alongside references to the corresponding standards.

With the exception of the pronouncements noted above, no other accounting standards or interpretations issued or recently adopted are expected to have a material impact on the Company’s financial position, operations or cash flows.

DESCRIPTION OF PROPERTY

Following the Exchange Agreement, our principal executive offices will be at L1, 414 Scarborough Beach Road, Osborne Park, WA 6017, AUS, POST PO Box 1173, Osborne Park, WA 6916, AUS.   We have entered into a three-year lease for such space for AUS$6,222 per month.  Such lease expires in approximately two years.

Our telephone number is +61 8 93880344, and our facsimile number is +61 8 93880611.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the number of shares of our Common Stock beneficially owned as of May 27, 2010 (following the Exchange Agreement) by (i) each stockholder who we know to own beneficially 5% or more of our outstanding common stock; (ii) all directors; (iii) all nominees for director; (iv) our executive officers; and (v) all executive officers and directors as a group. Except as otherwise indicated, we believe, based on information furnished by such persons, that each person listed below has sole voting and investment power over the shares of common stock shown as beneficially owned, subject to community property laws, where applicable. Beneficial ownership is determined under the rules of the SEC and includes any shares which the person has the right to acquire within 60 days after May 27, 2010 through the exercise of any stock option, warrant or other right.

Name and Address of Beneficial Owners	Title/Status	Amount and Nature of Beneficial Ownership	Percentage of Class(1)
Wayne Hughes*	Chief Executive Officer	13,262,282(2) (3)	15.85%
Stuart Usher*	Chief Financial Officer	0	0
Thomas Maher*	Chief Operating Officer	3,250,028(2)(4)	3.86%
Michael Raymont 2436 -27th Street SW Calgary, Alberta T3E 2G3 Canada	Director	0	0
Clifford Rosenberg PO Box 707 Bondi Junction Sydney NSW 1355, Australia	Director nominee	505,812(5)	**
Andrew Dean 15 Pownall Gardens Churchlands Perth WA 6018, Australia	Director nominee and 5% holder	16,339,774(2)(6)	19.39%
Cunningham Peterson Sharb PO Box Z5467 St. George TCE Perth, WA 6831, Australia	5% holder	4,940,892	5.86%
The Sports Café Australia P/L Mezzanine Level BGC Centre 28 The Esplanade Perth, WA 6831, Australia	5% holder	7,635,180	9.06%
Viaticus Capital P/L PO Box Z5425 St. George TCE Perth, WA 6831, Australia	5% holder	5,785,536	6.87%
Welas PTY Ltd. Unit 4, 8 Milson Road Cremore, Sydney NSW 2090 Australia	5% holder	11,078,742(7)	13.15%
Window Capital, P/L L1, 914 Hay St., Perth WA 6000, Australia	5% holder	35,576,274(8)	42.23%
Officers and directors as a group (3 persons)		32,852,084	38.99%

*   Address is L1, 414 Scarborough Beach Road, Osborne Park, WA 6017, AUS, POST PO Box 1173, Osborne Park, WA 6916, Australia
(1) Based on 84,253,764 shares stock outstanding after the closing of the Exchange Agreement.
(2) Shares are held in the name of Window Capital, P/L.
(3) Includes 9,000,000 Cliff Rock Shares held in escrow pursuant to the Exchange Agreement discussed under Item 2.01.
(4) Includes 1,000,000 Cliff Rock Shares held in escrow pursuant to the Exchange Agreement discussed under Item 2.01.
(5) Consists of 5,812 Cliff Rock Shares and 500,000 options to purchase additional Cliff Rock Shares.
(6) Includes 10,000,000 Cliff Rock Shares held in escrow pursuant to the Exchange Agreement discussed under Item 2.01.
(7) Consists of 9,012,072 shares of common stock and 2,066,670 options to purchase additional Cliff Rock Shares.
(8) Includes an aggregate of 32,852,084 shares of common stock held by Wayne Hughes, Thomas Maher and Andrew Dean, collectively.  Each of Messrs.  Wayne Hughes, Thomas Maher and Andrew Dean have sole voting power over the shares of company common stock indicated opposite their respective names above.

Changes in Control

There are no arrangements known to us that may, at a subsequent date, result in a change of control of the Company.

MANAGEMENT

Directors and Executive Officers, Promoters and Control Persons

The following individuals serve as the executive officers and key employees of our Company as of the Closing Date of the Exchange Agreement. The executive officers of our Company are appointed by our board of directors and hold office as set forth in their respective employment agreements or until their earlier death, resignation or removal from office.

Name	Age	Position
Wayne Hughes	44	Chief Executive Officer
Stuart Usher	37	Chief Financial Officer
Thomas Maher	52	Chief Operating Officer
Michael Raymont	62	Director, former President, Secretary and Treasurer

Wayne Hughes -  Mr. Hughes co-founded VMC and since August 2001, has served as the Managing Director of VMC.  Under the Exchange Agreement, Mr. Hughes has also been appointed as the Chief Executive Officer of the Company beginning on the Closing Date.  He has an extensive business background ranging from forming numerous start-up companies to serving as corporate senior management. Prior to founding VMC, Wayne has owned and operated various enterprises for over 20 years. Wayne completed his MBA at the University of Western Australia in 2004.

Stuart Usher -  Mr. Usher currently serves as the CFO of the Company as of the Closing Date, and of VMC, a position he has held since August 20, 2009.  Mr. Usher also serves as an Executive Director of Epic Corporate Solutions, a position he has held since April 2008, where he provides a range of professional advisory services. From 2005 to March 2008, Mr. Usher served as Associate Director at HealthTec Growth Partners Pty Ltd, a corporate advisory firm specialising in the listing on ASX new Healthcare companies. Mr. Usher is a CPA, an Associate member of the Institute of Chartered Secretaries and Administrators and a member of ‘Chartered Secretaries Australia’ where he has attained the status of Chartered Company Secretary.  Mr Usher was awarded a Bachelor of Business degree from Edith Cowan University in 1994.

Thomas Maher -  Mr. Maher serves as the Chief Operating Officer of the Company, a position he assumed on May 27, 2010 pursuant to the Exchange Agreement.  Mr. Maher also serves as the General Manager of VMC, a position he has held since 2004, where he is responsible for product research and development, revenue generation, strategic planning and other areas related to the development and growth of VMC.  He earned his Executive Master of Business Administration degree from the University of Western Australia in 2004.

Michael Raymont – Dr. Raymont served as the President, Secretary, Treasurer and Director of the Company since October 2009.  He is also a partner and President of a private equity company specializing in the energy, resources, environment and healthcare sectors in Southeast Asia, with a special focus on China. Formerly, Dr. Raymont was Chief Executive Officer of EnergyINet, a consortium of Government departments and major energy companies in Canada, which was tasked with identifying issues facing the energy industry and advancing the development and commercialization of critical energy sources and technologies. He also worked for the Federal Government of Canada, serving as President (at the Deputy Minister level), and Vice-President, Technology and Industry Support, with the National Research Council of Canada (“NRC”), which is the largest Federal agency in Canada carrying out R&D as well as technology transfer and commercialization programs.  Prior to his time with NRC, Dr. Raymont spent five years in the United States, and most recently, was Chairman and Chief Executive Officer of EquipNet Inc., a Boston-based provider of software and services for capital asset management to Global 1000 manufacturing and energy companies.  Dr. Raymont has B.Sc (Hons) and Ph.D. degrees in chemistry, and was a Killam Scholar. Dr. Raymont holds two patents and has authored over 100 publications and presentations, principally on energy, climate change, technology commercialization and economic development. Dr. Raymont has very extensive international experience, having spent almost half his life outside Canada, in the Untied States, East Asia and Europe.

In connection with the Exchange Agreement, Dr. Michael Raymont has resigned as the Company’s President, Secretary and Treasurer effective on the Closing Date, and as a member of the Company’s board of directors effective ten (10) days from the mailing by the Company to its shareholders of the Schedule 14-F disclosing the change in the composition of the Company’s board of directors.  Dr. Raymont will be replaced by Messrs. Andrew Dean and Clifford Rosenberg.

Family Relationships

There are no other family relationships between any of our directors or executive officers.

Involvement in Certain Legal Proceedings

None of our directors, executive officers, promoters or control persons has been involved in any of the following events during the past five years:

1.	any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;
2.	any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

3.
being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

4.
being found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

Meetings of the Board

Our board of directors meets on a quarterly basis.

Board Committees

Our board of directors does not have any committees.  However, at such time in the future that we appoint independent directors to the board, we expect to form the appropriate board committees.

Director Independence

We do not have any independent directors.  Our determination of independence of directors is made by using the definition of “independent director” contained under Rule 5605(a)(2) of the NASDAQ Marketplace Rules.

EXECUTIVE COMPENSATION

The following table sets forth information concerning the compensation paid and awarded to those individuals serving as our officers following the entry into the Exchange Agreement.  It includes compensation paid to our Chief Executive Officer, our Chief Financial Officer, our Chief Operating Officer and our former President as of the fiscal year end June 30, 2009 and 2008.

Name and Principal Position	Year	Salary	Bonus	Stock Awards	Options Awards	Non- Equity Incentive Plan Compensat ion	Change in Pension Value and Non- qualified Deferred Compensa tion Earnings	All Other Compensa tion	Total
		($)	($)	($)	($)	($)	($)	($)	($)
Michael Raymort(1)	2009	nil	nil	nil	nil	nil	nil	nil	nil
Former President, Treasurer and Secretary	2008	nil	nil	nil	nil	nil	nil	nil	nil
Wayne Hughes(2)	2009	250,000	nil	nil	nil	nil	22,500	20,000	292,500
Chief Executive Officer	2008	250,000	nil	nil	nil	nil	22,500	20,000	292,500
Stuart Usher(3)	2009	66,000	nil	nil	nil	nil	nil	nil	66,000
Chief Financial Officer	2008	nil	nil	nil	nil	nil	nil	nil	nil
Thomas Maher(4)	2009	150,000	nil	nil	nil	nil	13,500	20,000	183,500
Chief Operating Officer	2008	150,000	nil	nil	nil	nil	13,500	20,000	183,500

(1)  Dr. Raymont resigned from his positions as President, Secretary and Treasurer of the Company in conjunction with the Exchange Agreement.
(2)   Mr. Hughes was appointed as Chief Executive Officer in conjunction with the Exchange Agreement.  The figures above represent fees paid to Mr. Hughes for services rendered to VMC during the fiscal years ending June 30, 2009 and 2008.  All figures are in Australian dollars.
(3)    Mr. Usher was appointed as Chief Financial Officer of the Company in conjunction with the Exchange Agreement.  The figures above represent fees paid to Mr. Usher for services rendered to VMC during the fiscal year ending June 30, 2008.  All figures are in Australian dollars.
(4)   Mr. Maher was appointed as Chief Operating Officer in conjunction with the Exchange Agreement.  The figures above represent fees paid to Mr. Maher for services rendered to VMC during the fiscal years ending June 30, 2009 and 2008.  All figures are in Australian dollars.

Employment Contracts

In June, 2007, VMC entered into an employment agreement with Wayne Hughes.  Pursuant to the terms of such agreement, Wayne Hughes was appointed to serve as the Managing Director of VMC and was entitled to compensation in the amount of AU$250,000 per annum, as well as a car allowance in the amount of AU$45,000 per annum.  The agreement also provided that Mr. Hughes shall be granted a yearly 9% increase in salary.

In June, 2007, VMC entered into an employment agreement with Thomas Maher.  Pursuant to the terms of such agreement, Thomas Maher was appointed to serve as the General Manager of VMC and was entitled to compensation in the amount of AU$150,000 per annum.  The agreement also provided that Mr. Maher shall receive a 9% yearly increase in salary.

Director Compensation

DIRECTOR COMPENSATION
Name Of Director	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-equity Incentive Plan Compensation	Changes in Pension Value and Nonqualified Compensation Earnings	All Other Compensation	Total ($)
Michael Raymont	nil	nil	nil	nil	nil	nil	nil

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Certain key management personnel hold positions in another entity that results in them having control or significant influence over the financial or operating policies of that entity.  That entity transacted with VMC in the reporting period.  The terms and conditions of the transactions with key management personnel were no more favourable than those available, or which might reasonably be expected to be available, on similar transactions to non-key management personnel related entities on an arm’s length basis.

The aggregate value of transactions and outstanding balances relating to key management personnel and entities over which they have control or significant influence were as follows:

	Transaction	Transaction value year ended 30 June (In AUD)		Balance outstanding at 30 June (In AUD)
		2009	2008	2009	2008
Wayne Hughes	Website and development fees	-	22,000	-	-
TOTAL		-	22,000	-	-

In 2008, VMC used the website development and design services of Titan Global Consulting Pty Ltd, a company of which Wayne Hughes is a director.  Amounts were billed based on normal market rates for such supplies and were due and payable under normal payment terms.

LEGAL PROCEEDINGS

We know of no material, active or pending legal proceedings against us, nor are we involved as a plaintiff in any material proceedings or pending litigation. There are no proceedings in which any of our directors, officers or affiliates, or any registered beneficial shareholder are an adverse party or has a material interest adverse to us.

MARKET PRICE OF AND DIVIDENDS ON COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

Cliff Rock Shares are quoted on the Over the Counter Bulletin Board (“OTCBB”). The OTCBB is a network of security dealers who buy and sell stock. The dealers are connected by a computer network, which provides information on current “bids” and “asked” prices, as well as volume information. The OTCBB is not considered a national exchange.

Cliff Rock Shares began trading on the OTCBB on April 9, 2008 under the stock symbol “CLFR”. Accordingly, there is only a very limited trading history for Cliff Rock Shares. Prior to Cliff Rock Shares being quoted on OTCBB, the sales price to the public was fixed at $0.15 per Cliff Rock Shares.

The following table summarizes the high and low bid quotations of Cliff Rock Shares on the OTCBB as reported by FINRA for each of the quarterly periods since April 9, 2008 and for the most recent six months.

Quarterly High and Low Bid Quotations Since April 9, 2008

Quarter Ended	High	Low
Through May 20, 2010	$0.015	$0.015
March 31, 2010	$0.06	$0.06
December 31, 2009	$0.06	$0.06
September 30, 2009	$0.03	$0.03
June 30, 2009	$0.03	$0.03
March 31, 2009	$0.03	$0.03
December 31, 2008	$0.03	$0.03
September 30, 2008	$0.09	$0.03
June 30, 2008	$0.03	$0.03

Monthly High and Low Bid Quotations for the Most Recent Six Months

Month Ended	High	Low
Through May 20, 2010	$0.015	$0.015
April 2010	$0.015	$0.015
March 2010	$0.06	$0.06
February 2010	$0.06	$0.06
January 2010	$0.06	$0.06
December 2009	$0.06	$0.06
November 2009	$0.06	$0.06

Holders

Cliff Rock Shares are issued in registered form. Colonial Stock Transfer Company, of 66 Exchange Place, Salt Lake City, Utah 84111 (801) 355-5740 (Phone), (801) 355-6506 (Fax), is the transfer agent for Cliff Rock Shares.

On April 30, 2009 we completed a forward stock split of our common stock on a ratio of three shares for every one share issued and outstanding on the record date. The record date of the forward stock split was April 21, 2009, the payment date was April 29, 2009 and the ex-dividend date was April 30, 2009.

On May 27, 2010, the Company cancelled 32,500,000 shares of its common stock.  As a result, as of May 27, 2010, the Company had 84,253,764 issued and outstanding Cliff Rock Shares, held by 44 shareholders.

Common Stock

We are currently authorized to issue 100,000,000 Cliff Rock Shares, par value $0.001.  As of May 27, 2010, 84,253,764 Cliff Rock Shares were issued and outstanding.   However, under the terms of the Exchange Agreement, the Company will file a Certificate of Amendment to increase its authorized capital to consist of 200,000,000 shares of common stock, par value $0.001.

Warrants

None.

Dividend Policy

We have not paid any cash dividends on Cliff Rock Shares and we have no intention of paying any dividends on our shares of common stock in the near future. Our current policy is to retain earnings, if any, for use in our operations and in the development of our business. Our future dividend policy will be determined from time to time by our board of directors.

Securities Authorized for Issuance Under Equity Compensation Plans

Not applicable.

RECENT SALES OF UNREGISTERED SECURITIES

For information about recent sales of unregistered securities, see Item 3.02 of this Current Report on Form 8-K.

DESCRIPTION OF SECURITIES

The Company had 84,253,764 common shares issued and outstanding as of May 27, 2010 as a result of the issuance of 71,471,764 shares of common stock in connection with the closing of the Exchange Agreement. Our authorized capitalization consists of 100,000,000 shares of common stock, $0.001 par value. The following summary description of the capital stock describes the material terms of our capital stock.

Common Stock

          The holders of our common stock are entitled to one vote per share on all matters for which shareholders are able to vote. The holders of our common stock are not entitled to cumulative voting rights. Therefore, the holders of a majority of the shares voting in the election of directors can elect all of the directors then standing for election, subject to the rights of the holders of preferred stock, if and when issued. The holders of common stock have no preemptive or other subscription rights.

          The holders of our common stock are entitled to receive dividends, if they are ever declared by the Board of Directors from legally available funds, with each share of common stock sharing equally in the dividends. The possible issuance of preferred stock with a preference over common stock as to dividends could impact the dividend rights of holders of our common stock.

          There are no redemption provisions with respect to our common stock. All outstanding shares of common stock are fully paid and non-assessable.

          The by-laws provide that the number of directors shall be fixed by the board of directors. Any director of the Company may be removed from office with or without cause by the holders of a majority of the outstanding shares of the Company entitled to vote at an election of directors.

Options

Pursuant to the Exchange Agreement, we issued 3,916,670 options to purchase shares of our common stock.  Such options are exercisable at varying prices ranging from $0.01 to $0.30 per share and have varying expiry dates of December 31, 2011, December 31, 2012 or December 31, 2013.

INDEMNIFICATION OF OFFICERS AND DIRECTORS

Our directors and officers are indemnified as provided by the Nevada Revised Statutes and our Bylaws. We have been advised that in the opinion of the Securities and Exchange Commission, indemnification for liabilities arising under the Act is against public policy as expressed in the Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities is asserted by one of our directors, officers, or controlling persons in connection with the securities being registered, we will, unless in the opinion of our legal counsel the matter has been settled by controlling precedent, submit the question of whether such indemnification is against public policy to a court of appropriate jurisdiction. We will then be governed by the court’s decision.

At present, there is no pending litigation or proceeding involving any of our directors, officers, employees or agents where indemnification will be required or permitted. We are not aware of any threatened litigation or proceeding that may result in a claim for indemnification by any director or officer.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

There were no changes in accounting principles or disagreements with our auditors regarding applications of any accounting principles during the fiscal years ended June 30, 2009 and 2008.

FINANCIAL STATEMENTS AND EXHIBITS

See Item 9.01 below, which is incorporated by reference herein.

Item 3.02          Unregistered Sales of Equity Securities.

In connection with the closing of the Exchange Agreement on May 27, 2010, the Company issued 71,471,764 Cliff Rock Shares to the VMC Shareholders in exchange for VMC Shares.   In addition, VMC Options held by certain VMC Shareholders were exchanged for options to purchase Cliff Rock Shares.

The exchange of the VMC Shares and the VMC options for Cliff Rock Shares and options to purchase Cliff Rock Shares qualifies as an exempt transaction under Rule 802 of the Act in such that:

(a)          VMC is a “foreign private issuer” as defined under Rule 405 of the Act.

(b)          No more than 10% of the VMC Shares to be exchanged by the VMC Shareholders into Cliff Rock Shares is held by shareholders who are U.S. holders. The calculation of U.S. holders shall be made in accordance with Rule 800(h) of the Act as of a date no more than sixty (60) days before and no more than thirty (30) days after the public announcement of the Share Exchange, unless the calculation is unable to be made within these times frames, whereby the calculation shall be made as of the most recent practicable date prior to the public announcement of the Share Exchange, but in no event earlier than one hundred and twenty (120) days prior to the public announcement of the Share Exchange.

(c)          U.S. holders of VMC shall be permitted to exchange their shares of VMC Shares for Cliff Rock Shares on terms at least as favorable as those offered to shareholders who are not U.S. holders.

(d)          Any informational document relating to the Exchange Agreement that is disseminated or published to shareholders in Australia shall also be disseminated and published to shareholders who are U.S. holders on a comparable basis to that provided to shareholders in Australia.

(e)          All such informational documents shall be furnished to the Securities and Exchange Commission on Form CB by the first business day after dissemination or publication.

(f)          VMC shall assist Cliff Rock in preparing all informational documents to ensure that such informational documents comply as to form and content with the requirements of the Securities and Exchange Commission and Australian law, as applicable.

(g)          A legend in substantially the following form shall be included on the cover page of any informational document disseminated or published to U.S. holders:

THIS EXCHANGE OFFER AND BUSINESS COMBINATION IS MADE FOR THE SECURITIES OF A FOREIGN COMPANY. THE OFFER IS SUBJECT TO DISCLOSURE REQUIREMENTS OF A FOREIGN COUNTRY THAT ARE DIFFERENT FROM THOSE OF THE UNITED STATES. FINANCIAL STATEMENTS INCLUDED IN THE DOCUMENT, IF ANY, HAVE BEEN PREPARED IN ACCORDANCE WITH FOREIGN ACCOUNTING STANDARDS THAT MAY NOT BE COMPARABLE TO THE FINANCIAL STATEMENTS OF UNITED STATES COMPANIES.

IT MAY BE DIFFICULT FOR YOU TO ENFORCE YOUR RIGHTS AND ANY CLAIM YOU MAY HAVE ARISING UNDER THE FEDERAL SECURITIES LAWS, SINCE SOME OR ALL OF THE ISSUER’S OFFICERS AND DIRECTORS MAY BE RESIDENTS OF A FOREIGN COUNTRY. YOU MAY NOT BE ABLE TO SUE THE ISSUER’S OFFICERS OR DIRECTORS IN A FOREIGN COURT FOR VIOLATIONS OF U.S. SECURITIES LAWS. IT MAY BE DIFFICULT TO COMPEL THE ISSUER’S OFFICERS OR DIRECTORS TO SUBJECT THEMSELVES TO A U.S. COURT'S JUDGMENT.

YOU SHOULD BE AWARE THAT THE ISSUER MAY PURCHASE SECURITIES OTHERWISE THAN UNDER THE EXCHANGE OFFER, SUCH AS IN OPEN MARKET OR PRIVATELY NEGOTIATED PURCHASES.

The exchange of the VMC Shares and the VMC options for Cliff Rock Shares and options to purchase Cliff Rock Shares also qualifies as an the exemption from registration pursuant to Rule 506 of Regulation D promulgated under the Act.  The facts relied upon to make the exemption were, among other things, the representations made by the parties to the Exchange Agreement, that there was no general solicitation and the limited number of participants.

The exchange described above is also exempt from registration pursuant to Rule 903 of Regulation S promulgated under the Act.  We believe that this exemption from registration was available because each shareholder  represented to us, among other things, that he, she or it was a non-U.S. person as defined in Regulation S, was not acquiring the shares for the account or benefit of, directly or indirectly, any U.S. person, had the intention to acquire the securities for investment purposes only and not with a view to or for sales in connection with any distribution thereof, and that such shareholder was sophisticated and was able to bear the risk of loss of the entire investment.  Further, we did not otherwise engage in distribution of these shares in the U.S.

Item 5.01         Changes in Control of Registrant

As set forth in more detail in Item 2.01 above, which information is hereby incorporated by referenced into this Item 5.01, as of the Closing Date, former VMC Shareholders hold approximately 84% of the issued and outstanding Cliff Rock Shares and control the post-exchange Company.

Item 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In conjunction with the Exchange Agreement, Michael Raymort resigned from his positions as President, Secretary and Treasurer effective as of the Closing Date.  Wayne Hughes was appointed to serve as Chief Executive Officer, Stuart Usher was appointed as the Chief Financial Officer and Thomas Maher was appointed to serve as Chief Operating Officer.  A description of the business experience of the individuals named above over the past five years can be found in Item 2.01 of the Current Report.

Dr. Raymont has also resigned as a member of the Company’s board of directors effective ten (10) days from the mailing by the Company to its shareholders of the Schedule 14-F disclosing the change in the composition of the Company’s board of directors.  Dr. Raymont will be replaced by Messrs. Andrew Dean and Clifford Rosenberg.

Item 5.03         Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Under the Exchange Agreement, the Company will file a Certificate of Amendment to amend its Articles of Incorporation in order to change its name to Virtual Medical Centre, Inc. and to increase the Company’s authorized capital stock from 100,000,000 to 200,000,000.  These amendments to the Company’s Articles of Incorporation have been previously approved by shareholders of the Company owning approximately 84.8% of the Company’s outstanding common stock.

In addition, the Company’s Board of Directors has determined to change the Company’s fiscal year end to June 30, that of VMC, which is the fiscal year end of VMC, the accounting acquirer.

Item 5.06         Change in Shell Company Status.

Upon completion of the transactions contemplated by the Exchange Agreement, which are described in more detail in Item 2.01 above, management has determined that, as of the Closing Date, the Company has ceased to be a shell company as defined in Rule 12b-2 of the United States Securities Exchange Act of 1934, as amended.  Prior to the Closing Date, the Company had no or nominal operation or assets.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
2.1	Exchange Agreement dated May 27, 2010

10.1	Form of Share Sale Agreement for Non-Option Holders

10.2	Form of Share Sale Agreement for Option Holders

10.3	Form of Escrow Agreement

10.4	Employment Agreement between Virtual Medical Centre, Limited and Wayne Hughes

10.5	Employment Agreement between Virtual Medical Centre, Limited and Thomas Maher

99.1	Audited Financial statements for the fiscal year ended June 30, 2009 and 2008 and related notes.

99.2	Unaudited Financial Statements for the quarter ended March 31, 2010

99.3	Unaudited pro forma financial statements and related notes

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 28, 2010

CLIFF ROCK RESOURCES CORP.

By:	/s/ Wayne Hughes
Wayne Hughes Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1	Exchange Agreement dated May 27, 2010

10.1	Form of Share Sale Agreement for Non-Option Holders

10.2	Form of Share Sale Agreement for Option Holders

10.3	Form of Escrow Agreement

10.4	Employment Agreement between Virtual Medical Centre, Limited and Wayne Hughes

10.5	Employment Agreement between Virtual Medical Centre, Limited and Thomas Maher

99.1	Audited Financial statements for the fiscal year ended June 30, 2009 and 2008 and related notes.

99.2	Unaudited Financial Statements for the quarter ended March 31, 2010

99.3	Unaudited pro forma financial statements and related notes